VARIABLE UNIVERSAL LIFE – DEATH BENEFIT (VUL-DB)

VARIABLE UNIVERSAL LIFE – CASH VALUE 2 (VUL-CV2)

PREMIER VARIABLE UNIVERSAL LIFE III (PVUL3)

Flexible Premium Variable Universal Life Insurance Policy

issued by:  Midland National Life Insurance Company

through the Midland National Life Separate Account A

Supplement dated May 12, 2015

to the Prospectuses dated May 1, 2015

This Supplement describes an important correction to one of the investment divisions for the variable universal life policies listed above. Please read this Supplement carefully and retain it with your prospectus for future reference.

With respect to the Invesco V.I. Diversified Dividend Fund – Series I, this supplement will alter the prospectus for the individual flexible premium variable universal life policies listed above in the following manner:

This supplement updates the prospectus, on page 2 under the heading Separate Account Investment Portfolios, for the Invesco V.I. Core Plus Bond Fund – Series I Shares which should reflect the name Invesco V.I. Diversified Dividend Fund – Series I Shares.

Under the heading Investment Policies of the Portfolios, the Invesco V.I. Core Plus Bond Fund – Series I Shares should reflect the name Invesco V.I. Diversified Dividend Fund – Series I Shares.

The information listed in the prospectus for the V.I. Core Plus Bond Fund is hereby deleted and replaced with the following:

Portfolio	Investment Objective	Investment Adviser
Invesco V.I. Diversified Dividend Fund – Series I Shares

The Fund’s investment objective is to provide reasonable current income and long-term growth of income and capital.  The Fund invests, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks of companies which pay dividends and other instruments that have economic characteristics similar to such securities.

Invesco Advisers, Inc.

A corresponding update is hereby made throughout the prospectus.

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If you have any questions, please call the Customer Service Center toll-free at 1-800-272-1642, or write the Customer Service Center at, Midland National® Life Insurance Company, One Sammons Plaza, Sioux Falls, SD 57193.

Please retain this supplement for future reference.